SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                           December 15, 2006
Date of Report (Date of earliest event reported)

           ASIA PAYMENT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30013	98-0204780
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

800 5th Avenue, Suite 4100
                         Seattle, Washington 98104
(Address of principal executive offices, including zip code)

                             (206) 447-1379
(Registrant= s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 7, 2006, the acquisition and share exchange agreement with InterPay International Group Ltd, as previously disclosed on Form 8K filed on June 1, 2006, was completed.

ITEM 7.01     REGULATION FD DISCLOSURE

The Company announced today that its wholly owned foreign enterprise in Shanghai, Asia Payment Systems (China) Co. Ltd. ("Asia Payments China") has signed a binding agreement to acquire the business operations of Global Uplink Communications Ltd. ("Global Uplink China"), a Chinese company based in Guangzhou, Guangdong Province, China, and at the same time, its wholly owned subsidiary in Hong Kong, Asia Payment Systems (Hong Kong) Ltd. ("Asia Payments HK"), has signed a definitive agreement to acquire Global Uplink Ltd. ("Global Uplink HK"), a Hong Kong incorporated company owned by the shareholders of Global Uplink China.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
Exhibit No.	Document Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIA PAYMENT SYSTEMS, INC.
(Registrant)

Date: December 15, 2006	By:	CHARLIE RODRIGUEZ
Charlie Rodriguez, Secretary and Director